Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of income (loss) before the provision for income taxes, determined by tax jurisdiction, are as follows:

	For the year ended December 31,
($ thousands)	2016	2015	2014
Current:
Italy	578,221	419,116	417,212
United States	(355,451)	(379,425)	(60,932)
United Kingdom	87,269	(150,475)	(106,536)
All other	13,374	93,753	90,473
	323,413	(17,031)	340,217

The provision (benefit) for income taxes consists of:

	For the year ended December 31,
($ thousands)	2016	2015	2014
Current:
Italy	192,712	168,915	206,212
United States	(16,982)	(24,434)	4,750
United Kingdom	711	(5,097)	528
All other	36,414	48,753	36,218
	212,855	188,137	247,708
Deferred:
Italy	(5,837)	1,660	8,122
United States	(109,139)	(121,032)	1,692
United Kingdom	19,232	(16,242)	(8,948)
All other	(57,905)	(13,627)	(8,161)
	(153,649)	(149,241)	(7,295)
	59,206	38,896	240,413

Income taxes paid (net of refunds) were $183.3 million, $199.2 million and $211.3 million in 2016, 2015 and 2014, respectively.

The Parent is tax resident in the United Kingdom. A reconciliation of the provision for income taxes, with the amount computed by applying the weighted average rate of the United Kingdom statutory main corporation tax rates enacted in each of the Parent’s calendar year reporting periods (20.00% in 2016, 20.25% in 2015 and 21.50% in 2014) to income (loss) before the provision for income taxes is as follows:

	For the year ended December 31,
($ thousands)	2016	2015	2014

Income (loss) before provision for income taxes	323,413	(17,031)	340,217
United Kingdom statutory tax rate	20.00%	20.25%	21.50%
Theoretical tax expense (benefit)	64,682	(3,449)	73,147

IRAP and other local taxes	36,754	29,697	49,806
Italian tax litigation settlement	15,256	—	19,934
Tax cost of dividend	4,619	12,888	3,903
Foreign losses with no tax benefit	3,610	7,495	12,255
Foreign tax expense, net of federal benefit	3,457	9,003	10,765
Nondeductible expenses	2,659	30,244	9,052
Italian reorganization tax	—	13,405	35,989
Non-controlling interest	(3,605)	8,565	5,015
Research and development tax credit	(4,980)	(4,393)	(507)
Non-taxable gains on investments	(5,880)	—	—
Provision to return adjustment	(6,705)	(1,434)	(533)
Impact of changes in tax law	(8,422)	(4,746)	(1,028)
Italian allowance for corporate equity	(9,243)	(6,929)	(5,355)
Change in unrecognized tax benefits	(10,914)	(15,593)	427
Foreign tax differential	(17,013)	(48,407)	15,768
Other	(5,069)	12,550	11,775
	59,206	38,896	240,413

Effective tax rate	18.3%	(228.4)%	70.7%

The Company’s effective income tax rate was 18.3% in 2016, as compared to (228.4)% in 2015 . The principal drivers of the change were one time non-deductible costs associated with the IGT acquisition in 2015, the non-recurring costs associated with the migration of the Parent company from Italy to the United Kingdom in 2015 and a reduction in operating losses in 2016 without tax benefits in certain foreign jurisdictions.

The Company’s effective income tax rate was (228.4)% in 2015 as compared to 70.7% in 2014. The principal drivers of the change were costs associated with the IGT acquisition in 2015 that were either non-deductible for tax purposes or deductible at rates lower than the Company’s global blended statutory tax rate.

The significant components reflected within the tax rate reconciliation labeled “Foreign tax differential” includes the effects of foreign subsidiaries’ earnings taxed at rates other than the U.K. statutory rate.

 On December 18, 2015, the Consolidated Appropriations Act 2016 was signed into law in the United States. Some of the provisions were retroactive to January 1, 2015, including the permanent extension of the U.S. research and development tax credit. The effective tax rate reflects the Company’s estimated 2016 and 2015 U.S. research and development tax credit.

The U.K. 2015 Finance Bill received Royal Assent in the fourth quarter of 2015, which resulted in the enactment of the U.K. corporate tax rate change from 20% in 2015 to 19% in 2017, then 18% in 2020. As a result, the Company recorded $1.4 million of income taxes in the fourth quarter of 2015 to write down the U.K. net deferred tax asset.

In December 2015, the Italian Government approved the reduction of the Italian federal tax rate from the current rate of 27.5% to 24% in 2017. As a result, the Company recorded an $11.8 million tax benefit in the fourth quarter of 2015 to write down Italy’s net deferred tax liability.

The Company early adopted ASU 2016-09 in the fourth quarter of 2016. The primary impact of adoption required the Company to recognize all excess tax benefits and tax deficiencies in the income statement prospectively beginning in the first quarter of 2016. This could result in fluctuations in the effective tax rate period over period depending on how many awards vest during the year as well as the volatility of the stock price. At January 1, 2016, the Company had $3.3 million of excess tax deductions related to stock-based compensation that were tracked off balance sheet. The tax effect of these deductions was $1.2 million. The Company recorded a cumulative effect adjustment to retained earnings of $1.2 million to recognize these excess tax benefits on the balance sheet.

The components of deferred tax assets and liabilities are as follows:

	December 31,
($ thousands)	2016	2015

Deferred tax assets:
Net operating losses	266,547	292,439
Provisions not currently deductible for tax purposes	160,202	164,164
Depreciation and amortization	118,122	148,801
Jackpot timing differences	83,989	92,807
Credit carryforwards	38,618	40,578
Inventory reserves	15,974	6,820
Deferred revenue	9,129	10,184
Stock-based compensation	7,468	7,690
Other	15,897	15,062
Gross deferred tax assets	715,946	778,545
Valuation allowance	(151,653)	(139,663)
Net deferred tax assets	564,293	638,882

Deferred tax liabilities:
Acquired intangible assets	1,115,345	1,294,816
Depreciation and amortization	144,115	178,925
Foreign exchange on intra-group loan	—	17,110
Other	35,381	41,375
Total deferred tax liabilities	1,294,841	1,532,226

Net deferred income tax liability	(730,548)	(893,344)

The Company’s net deferred income taxes are recorded in the consolidated balance sheet as follows:

	December 31,
($ thousands)	2016	2015

Deferred income taxes - non-current asset	31,376	48,074
Deferred income taxes - non-current liability	(761,924)	(941,418)
	(730,548)	(893,344)

The Company has gross tax loss carryforwards in a number of tax jurisdictions of $1.214 billion that begin to expire in 2029, while others have an unlimited carryforward period. Portions of these tax loss carryforwards are subject to annual limitations, including Section 382 of the U.S. Internal Revenue Code of 1986, as amended, for U.S. tax purposes and similar provisions under other countries laws.

The Company has tax credits carryforwards of $38.6 million, of which $25.8 million will expire in 2017 (the Company has a full valuation allowance on the $25.8 million tax credits) with the remaining tax credits expiring in various dates through 2036.

A reconciliation of the beginning and ending amount of the valuation allowance is as follows:

	December 31,
($ thousands)	2016	2015	2014

Balance at beginning of year	139,663	77,631	86,742
Charges (credits) to expense	11,990	62,032	(9,111)
Balance at end of year	151,653	139,663	77,631

The valuation allowance pertains to certain U.S. and foreign net operating loss and credit carryforwards that are not expected to be realized. In assessing the need for a valuation allowance, the Company considered both positive and negative evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of tax planning strategies. When the Company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for income taxes in the period in which such determination is made.

Deferred income taxes have not been recognized on the cumulative undistributed earnings of the Company’s non-UK subsidiaries as they have been either indefinitely reinvested or can be distributed tax free. Distribution of these earnings in the form of dividends or otherwise may result in a combination of income and withholding taxes payable in various countries. At December 31, 2016, the positive undistributed earnings of the Company's non-UK subsidiaries amounts to approximately $2.017 billion. Due to complexities in tax laws and the various forms of repatriation that exist, it is not practicable to estimate the unrecognized amount of deferred income taxes and the related withholding taxes associated with the Company’s undistributed earnings.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the year ended December 31,
($ thousands)	2016	2015	2014

Balance at beginning of year	37,370	6,296	7,536
Current year acquisition	—	49,934	—
Additions to tax positions - current year	423	9,462	98
Additions to tax positions - prior years	1,718	—	—
Reductions to tax positions - current year	(652)	—	—
Reductions to tax positions - prior years	(12,755)	(7,733)	(1,338)
Settlements	(8,750)	(5,313)	—
Lapses in statutes of limitations	(3,014)	(15,276)	—
Balance at end of year	14,340	37,370	6,296

At December 31, 2016, 2015 and 2014, $10.8 million, $30.1 million and $6.3 million, respectively, of the unrecognized tax benefits, if recognized, would affect the Company’s effective tax rates.

The Company recognizes interest expense and penalties related to income tax matters in the provision for income taxes. For 2016, 2015 and 2014, the Company recognized $(0.1) million, $(10.0) million and $0.5 million, respectively, in interest expense and penalties. At December 31, 2016, 2015 and 2014, the gross balance of accrued interest was $3.6 million, $3.7 million and $3.0 million, respectively.

Unrecognized tax benefits decreased during 2016 as a result of the settlement with the U.S. Internal Revenue Service ("IRS"). For 2016, the additions to unrecognized tax benefits related to the current year are primarily attributable to U.S. tax issues.

The Company files income tax returns in various jurisdictions of which the United Kingdom, United States and Italy represent the major tax jurisdictions. During the fourth quarter of 2016, the Internal Revenue Service (“IRS”) completed the examination for tax year 2011 for Legacy IGT. Also, during 2016, the Company was notified the IRS will audit the tax year 2015 and the tax year 2014 for Legacy GTECH. All tax years prior to 2012 are closed with the IRS. Both Legacy GTECH and Legacy IGT have income tax audits in various taxing jurisdictions. The years that may be examined vary, with the earliest year being 2010.

In June 2015 a tax audit in Italy was initiated, which is also focused on the leveraged buyout transaction of GTECH Holdings Corporation in 2006 and subsequent acquisition debt refinancing. In July 2015, the Italian Tax Police issued a tax audit report (First Report) covering the years 2006-2010, alleging that GTECH did not recharge to GTECH Holdings Corporation all interest expense and other costs incurred in connection with the 2006 transaction and subsequent refinancing. Based on this tax report, in December 2015 the Italian Tax Agency issued a number of tax assessment notices to the Company covering the years 2006-2010 and alleging that additional taxes, penalties and interest for these years totaling €200.0 million are due.

Under Italian Law, the Company had 60 days in which to appeal the tax assessment notice. On February 26, 2016, the Company submitted a Voluntary Settlement Request, which entitled the Company to an automatic 90 day extension. In the meantime, on April 12, 2016, the Parent received a Tax Audit report (Second Report) from the Italian Tax Police covering years 2011- 2014. Based upon this report, the additional taxes, penalties and interest associated with the transfer pricing challenge was estimated to be approximately €275 million for those years.

During the mentioned extension period the Tax Agency re-examined the preliminary conclusions of the Tax Police in both First and Second Report and offered a tax settlement of an aggregate amount of €13.5 million ($15.3 million). The settlement procedure concluded on June 20, 2016 with the relevant tax payments made by the Parent. The above-mentioned settlement was booked as a reserve in the Company's 2016 Financial Statements.

Finally, the two additional claims contained in the Second Report regarding (i) the alleged improper deduction of €140.0 million in Value Added Tax and (ii) under-reported taxable income pursuant to Italy’s controlled foreign corporation regime with specific reference to the Company’s fully controlled subsidiary incorporated in Cyprus, were abandoned by the Italian Tax Agency. Consequently, all of the tax assessments, penalty and interest claims emanating from the aforementioned tax audits have been resolved.

Based upon the timing and outcome of examinations of the Parent, or the result of the expiration of statute of limitations for specific jurisdictions, it is reasonably possible that the related unrecognized tax benefits could change from those recorded in the consolidated balance sheets. The Company anticipates that several of these audits may be finalized within the next twelve months. While the Company expects the amount of the unrecognized tax benefits to change in the next twelve months, the Company does not expect the change to have a significant impact on the consolidated balance sheet or statement of operations.